                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






                                October 15, 1997
                Date of Report (Date of earliest event reported)




                         Commission File Number 1-12452




                             AVALON PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)
                              -------------------




Maryland                                                     06-1379111
----------------------------------                           ----------
State or other jurisdiction of                               (I.R.S. Employer
incorporation)                                               Identification No.)




                                  15 River Road
                            Wilton, Connecticut 06897
              (Address of principal executive offices) - (Zip Code)

                                 (203) 761-6500
              (Registrant's telephone number, including area code)
                               -------------------











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                             AVALON PROPERTIES, INC.
                                 CURRENT REPORT
                                   ON FORM 8-K

ITEM 5.  OTHER.

Since January 1, 1997, Avalon Properties, Inc. (the "Company") has purchased three communities.

The transactions are described as follows:

The Company acquired a 99% general partner interest in a "DownREIT" partnership which acquired Avalon at Ballston-Vermont and Quincy Towers, two high-rise apartment communities (formerly Ballston Place and Quincy Place), in Arlington, Virginia on January 9, 1997. Ballston Place and Quincy Place, completed in 1989, consist of 454 apartment homes. The communities were contributed to the DownREIT partnership by Quincy Station Apartments Limited Partnership, Aubrey's Road II Associates Limited Partnership and Ballston Place Associates Limited Partnership in exchange for a combination of (i) limited partnership interests in the newly-formed DownREIT partnership, (ii) cash drawn under the Company's unsecured bank credit facilities (the "Unsecured Facilities") and (iii) the assumption of certain existing indebtedness secured by the communities by the DownREIT partnership. The aggregate contribution value was approximately $45,698,000. These communities and a Company-owned community, Avalon at Ballston, are situated within walking distance of each other and are operated as two phases of one community.

The Company acquired a fee simple interest in Avalon at Center Place (formerly Center Place), a high-rise apartment community in Providence, Rhode Island on May 16, 1997. Center Place, completed in late 1991, consists of 225 apartment homes. The property is subject to a 149 year ground lease that expires in 2141. The community was acquired from Parcel Five Limited Partnership for approximately $26,000,000 with cash proceeds drawn under the Company's Unsecured Facilities. This community was managed by the Company prior to its acquisition.

The Company acquired a fee simple interest in Avalon at Providence Park, a garden-style community (formerly Providence Park) in Fairfax City, Virginia on June 27, 1997. Providence Park, built in 1988, contains a total of 140 apartment homes. This community was acquired from BDW Corporation for approximately $10,750,000 with cash proceeds drawn under the Company's Unsecured Facilities.

Certain historical and pro forma financial information concerning these communities is as set forth in Item 7 of this report.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (a)  Financial Statements of Certain Communities Acquired
                                                                                                         PAGE
                                                                                                         ----
                Report of Independent Accountants                                                          4

                Combined Statement of Revenue and Certain Operating Expenses for
                     the Year Ended December 31, 1996                                                      5

                Notes to Combined Statement of Revenue and Certain Operating
                     Expenses                                                                              6

                Estimates of Net Income and Funds from Operations of Certain Acquired
                     Communities (unaudited)                                                               7

                Notes to Estimates of Net Income and Funds from Operations of Certain
                     Acquired Communities (unaudited)                                                      8

         (b)  Unaudited Pro Forma Financial Information                                                    9

                Pro Forma Condensed Consolidated Statement of Operations for the
                     Six Months Ended June 30, 1997                                                        10
                Pro Forma Condensed Consolidated Statement of Operations for the
                     Year Ended December 31, 1996                                                          11

                Notes to Pro Forma Condensed Consolidated Statements of Operations                         12

         (c)  Exhibits

                N/A




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




                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholders of Avalon Properties, Inc.

We have audited the accompanying combined statement of revenue and certain operating expenses of the Acquisition Communities, as defined in the accompanying Note 1, for the year ended December 31, 1996. This combined statement is the responsibility of the management of the Acquisition Communities. Our responsibility is to express an opinion on the combined statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain operating expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the revenue and expenses of the Acquisition Communities.

In our opinion, the combined statement referred to above presents fairly, in all material respects, the revenue and certain operating expenses described in Note 2 of the Acquisition Communities for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




                                               COOPERS & LYBRAND L.L.P.



New York, New York
September 22, 1997


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


                        ACQUISTION COMMUNITIES

     COMBINED STATEMENT OF REVENUE AND CERTAIN OPERATING EXPENSES
                 FOR THE YEAR ENDED DECEMBER 31, 1996
                        (DOLLARS IN THOUSANDS)






REVENUE:
   Rental income                                            $9,030
   Other income                                                445
                                                         ---------
       Total revenue                                         9,475
                                                         ---------
CERTAIN OPERATING EXPENSES:
   Operating and maintenance                                 2,675
   Real estate taxes                                           855
                                                         ---------
       Total certain operating expenses                      3,530
                                                         ---------
Excess of revenue over certain operating expenses           $5,945
                                                         =========




             See the accompanying notes to the Combined Statement of
                     Revenue and Certain Operating Expenses.




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








                             ACQUISITION COMMUNITIES

          NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN OPERATING
                                    EXPENSES




1.  ACQUISITION COMMUNITIES

    The combined statement of revenue and certain operating expenses relates to the operations of three residential apartment communities prior to the acquisition by Avalon Properties, Inc. (the "Company"). These residential apartment communities are Avalon at Ballston-Vermont and Quincy Towers (formerly Ballston Place and Quincy Place), located in Arlington, Virginia and Avalon at Center Place (formerly Center Place), located in Providence, Rhode Island (the "Acquisition Communities"). Avalon purchased Avalon at Ballston-Vermont and Quincy Towers on January 9, 1997 and Avalon at Center Place on May 16, 1997.

2.  BASIS OF PRESENTATION

    The combined statement has been prepared on the accrual method of accounting. Certain operating expenses include operating and maintenance costs, real estate taxes, and insurance expenses relating to the operation of the Acquisition Communities. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest, depreciation and corporate expenses have been excluded from certain operating expenses, as they are dependent upon a particular owner, purchase price or other financial arrangement. Accordingly, the expenses reflected in the accompanying statement may not be comparable to the expenses to be incurred in the future operations of the Acquisition Communities.

3.  REVENUE RECOGNITION

    Apartment homes are leased to individual residents on short-term leases. Rental income is recognized monthly as earned.




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


                             ACQUISITION COMMUNITIES

                           ESTIMATES OF NET INCOME AND
                              FUNDS FROM OPERATIONS
                                       OF
                          CERTAIN ACQUIRED COMMUNITIES
                                   (UNAUDITED)
                             (DOLLARS IN THOUSANDS)



The following represents an estimate of the net income and Funds from Operations expected to be generated from the operation of the subject Acquisition Communities based upon the Combined Statement of Revenue and Certain Operating Expenses for the year ended December 31, 1996. These estimated results do not purport to represent results of operations for these communities in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

ESTIMATED NET INCOME

Excess of revenues over certain operating expenses                                  $5,945

   Less:  Estimated depreciation (Note 1)                                          (1,559)

                                                                            ---------------
   Estimated net income                                                             $4,386
                                                                            ===============


ESTIMATED FUNDS FROM OPERATIONS

   Estimated net income                                                             $4,386
   Plus:  Estimated depreciation (Note 1)                                            1,559

                                                                            ---------------
   Estimated Funds from Operations                                                  $5,945
                                                                            ===============




    See the accompanying notes to unaudited Estimates of Net Income and Funds from Operations of Certain Acquired Communities.




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





                             ACQUISITION COMMUNITIES

                      NOTES TO ESTIMATES OF NET INCOME AND
                              FUNDS FROM OPERATIONS
                                       OF
                          CERTAIN ACQUIRED COMMUNITIES
                                   (UNAUDITED)


1.  BASIS OF PRESENTATION

    Depreciation has been estimated based upon an allocation of the purchase prices for the subject Acquisition Communities to furniture and fixtures, to land and to building. The allocation of the purchase price to fixtures is based on an estimated value of $1,500 per apartment home. The balance of the purchase price is then allocated 20% to land and 80% to building. Furniture and fixtures are depreciated on a straight line basis over 7 years, and buildings are depreciated on a straight line basis over 40 years.

    No income taxes have been provided because the Company is taxed as a Real Estate Investment Trust ("REIT") under the provisions of the Internal Revenue Code. Accordingly, the Company does not pay Federal income tax when income distributed to its stockholders is equal to at least 95% of REIT taxable income and when certain other conditions are met.

2.  FUNDS FROM OPERATIONS

    Funds from Operations is determined in accordance with a resolution adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), and is defined as net income
    (loss) (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus depreciation of real estate and after adjustments for unconsolidated partnerships and joint ventures.

3.  ACQUISITION CONSIDERATIONS

    In assessing the communities acquired, the Company's management considered the existing leases, which are the primary source of revenue, the occupancy rates, the competitive nature of the markets and comparative rental rates. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and capital improvement requirements were evaluated. Management is not aware of any material factors that would cause the reported financial information in the accompanying Combined Statement of Revenue and Certain Operating Expenses and Estimates of Net Income and Funds from Operations of Certain Acquired Communities to be misleading.


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





                             AVALON PROPERTIES, INC.

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION


The following Unaudited Pro Forma Condensed Financial Information is based upon the historical financial statements of Avalon Properties, Inc. (the "Company").

The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1997 and the year ended December 31, 1996 have been presented as if the acquisition of the Acquisition Communities as well as Avalon at Providence Park in June 1997, had occurred on January 1, 1996.

The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1997 and the year ended December 31, 1996 are not necessarily indicative of what the actual results of operations of the Company would have been had the transactions been completed as of January 1, 1996 nor does it purport to represent the results of operations for future periods.




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


                             AVALON PROPERTIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                     THE          ACQUISITION       OTHER
                                                   COMPANY        COMMUNITIES    ACQUISITIONS     PRO FORMA            PRO FORMA
                                                     (a)              (b)           (c)          ADJUSTMENTS          CONSOLIDATED
                                                --------------   ------------   -------------   --------------       --------------
Revenue
   Rental income                                      $77,526         $1,501           $ 735            $  --              $79,762
   Management fees                                        499             --              --             (34)  (d)             465
   Other income                                           273            149              --               --                  422
                                               ---------------   ------------   -------------    -------------       --------------
      Total revenue                                    78,298          1,650             735             (34)               80,649
                                               ---------------   ------------   -------------    -------------       --------------

Expenses
   Operating expenses                                  27,761            742             243               --               28,747
   Interest expense                                     7,639             --              --            1,013  (e)           8,652
   Depreciation and amortization                       13,527             --              --              329  (f)          13,856
   General and administrative                           2,199             --              --               --                2,199
                                               ---------------   ------------   -------------    -------------       --------------
      Total expenses                                   51,126            742             243            1,342               53,454
                                               ---------------   ------------   -------------    -------------       --------------

Equity in income of joint ventures                      2,346             --              --               --                2,346
Interest income                                           495             --              --               --                  495
Minority interest                                         142             --              --               --                  142
                                               ---------------   ------------   -------------    -------------       --------------

Income before extraordinary item                       30,155            907             492          (1,376)               30,179
Extraordinary item                                    (1,183)             --              --               --              (1,183)
                                               ---------------   ------------   -------------    -------------       --------------

Net income                                             28,972            907             492          (1,376)               28,996
Dividends attributable to preferred stock             (9,828)             --              --               --              (9,828)
                                               ---------------   ------------   -------------    -------------       --------------

 Net income available to common stockholders
                                                      $19,144           $907           $ 492         ($1,376)              $19,168
                                               ===============   ============   =============    =============       ==============

Income per share before extraordinary item             $  .59                                                               $  .59
                                               ===============                                                       ==============

Net income per share of common stock                   $  .55                                                             $    .55
                                               ===============                                                       ==============

Weighted average number of shares of
   common stock                                    34,635,347                                                           34,635,347
                                               ===============                                                       ==============







     See accompanying notes to unaudited Pro Forma Condensed Consolidated
                           Statement of Operations.



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                             AVALON PROPERTIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                     THE          ACQUISITION        OTHER
                                                   COMPANY        COMMUNITIES     ACQUISITIONS     PRO FORMA           PRO FORMA
                                                     (a)              (b)             (c)         ADJUSTMENTS         CONSOLIDATED
                                               ---------------   -------------   -------------   --------------      -------------
Revenue
   Rental income                                     $123,354          $9,030          $1,444           $   --            $133,828
   Management fees                                      1,439              --              --             (90)  (d)          1,349
   Other income                                           420             445               1               --                 866
                                               ---------------   -------------   -------------   --------------      --------------
      Total revenue                                   125,213           9,475           1,445             (90)             136,043
                                               ---------------   -------------   -------------   --------------      --------------

Expenses
   Operating expenses                                  47,155           3,530             461               --              51,146
   Interest expense                                     9,545              --              --            5,036  (e)         14,581
   Depreciation and amortization                       20,956              --              --            1,800  (f)         22,756
   General and administrative                           3,807              --              --               --               3,807
                                               ---------------   -------------   -------------   --------------      --------------
      Total expenses                                   81,463           3,530             461            6,836              92,290
                                               ---------------   -------------   -------------   --------------      --------------

Equity in income of joint ventures                      1,025              --              --               --               1,025
Interest income                                           887              --              --               --                 887
Minority interest                                         495              --              --               --                 495
                                               ---------------   -------------   -------------   --------------      --------------
Income before gain on sale of  communities and
extraordinary item                                     46,157           5,945             984          (6,926)              46,160

Gain on sale of communities                             7,850              --              --               --               7,850
Extraordinary item                                    (2,356)              --              --               --             (2,356)
                                               ---------------   -------------   -------------   --------------      --------------

Net income                                             51,651           5,945             984          (6,926)              51,654
Dividends attributable to preferred stock            (10,422)              --              --               --            (10,422)
                                               ---------------   -------------   -------------   --------------      --------------

Net income available to common stockholders
                                                      $41,229          $5,945            $984          (6,926)             $41,232
                                               ===============   =============   =============   ==============      ==============


Income per share before extraordinary item          $    1.42                                                            $    1.42
                                               ===============                                                       ==============

Net income per share of common stock                $    1.34                                                            $    1.34
                                               ===============                                                       ==============
Weighted average number of shares of
   common stock                                    30,739,504                                                           30,739,504
                                               ===============                                                       ==============







      See accompanying notes to unaudited Pro Forma Condensed Consolidated
                            Statement of Operations.



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                         AVALON PROPERTIES, INC.
    NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

 a) Reflects the Company's historical consolidated statements of operations for the six months ended June 30, 1997 and the year ended December 31, 1996.

 b) Reflects the combined statement of revenue and certain operating expenses of the Acquisition Communities for the six months ended June 30, 1997 prior to date of acquisition and the historical combined statement of revenue and certain operating expenses of the Acquisition Communities for the year ended December, 31, 1996.

 c) Reflects the historical combined statement of revenue and certain operating expenses of Avalon at Providence Park for the six months ended June 30, 1997 and for the year ended December, 31, 1996.

 d) Decrease relates to property management fee income earned from management of Avalon at Center Place for the five months ended May 31, 1997 and for the year ended December 31, 1996.

 e) Increase relates to additional borrowings under the revolving unsecured credit facilities to purchase the Acquisition Communities prior to date of the acquisition for the six months ended June 30, 1997 and for the year ended December 31, 1996.

 f) Increase in depreciation attributable to the increase in the basis of real estate resulting from the purchase of the Acquisition Communities prior to date of acquisition for the six months ended June 30, 1997 and the year ended December 31, 1996.






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                                    SIGNATURE





      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   AVALON PROPERTIES, INC.





 Date: October 10, 1997        By:   /s/ THOMAS J. SARGEANT
                                   ---------------------------
                                   Thomas J. Sargeant,
                                   Chief Financial Officer, Treasurer and
                                   Secretary (Principal Financial and Accounting
                                     Officer)




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